Financial Assets at FVTPL	12 Months Ended
Dec. 31, 2025
Financial Assets at FVTPL [Abstract]
FINANCIAL ASSETS AT FVTPL
14.	FINANCIAL ASSETS AT FVTPL

	As of December 31,
	2023	2024	2025
	US$’000	US$’000	US$’000
Listed equity shares	72,052	407,510	304,136
Unlisted equity shares	200	902	898
Movie income right investments	5,549	12,132	12,040
Investments held in the Trust Account (note)	—	—	150,110
Total	77,801	420,544	467,184
Shown as:
– current assets	17,558	25,207	8,039
– non-current assets	60,243	395,337	459,145
	77,801	420,544	467,184

Note: During the year ended December 31, 2025, TGE Value Creative Solutions Corp (“TGE SPAC”), the subsidiary of the Company, consummated the initial public offering of 15,000,000 units (the “Units”), at US$10.00 per Unit, generating gross proceeds of US$150 million. Each Unit consists of one Class A ordinary share, and one-half of one redeemable warrant. Following the closing of the initial public offering, an amount of US$150 million from the net proceeds of the sale of the Units and the sale of the private placement warrants was placed in the trust account (the “Trust Account”) located in the United States. The funds held in the Trust Account are restricted and can only be used to pay redeeming shareholders, consummate an initial business combination, or distribute to public shareholders in the event of liquidation. As of December 31, 2025, the investments held in the Trust Account, amounting to approximately US$150,110,000, were invested in money market funds. In accordance with IFRS 9 Financial Instruments, these investments are classified as financial assets measured at FVTPL. The fair value of investments held in the Trust Account, which primarily consist of investments in money market funds investing in U.S. Treasury securities, is categorized as Level 2. The fair value is determined using the market approach. The significant observable inputs used in this valuation are the published net asset values provided by the fund administrator, which are based on the amortized cost or observable market prices of the underlying short-term U.S. government securities.

During the years ended December 31, 2023, 2024 and 2025, the Group entered into movie income right agreements with certain production houses. The Group is entitled to certain percentage of the variable profit derived from the release of the films upon entering into relevant agreements. The Group may be required to further contribute to the movie production programs due to the budget overruns. Any agreed further contribution to the film programs due to the budget overruns will be added to the carrying amounts of financial assets.

During the year ended December 31, 2024, AMTD Digital Inc. injected 34,819,047 Class A ordinary shares into the Group in exchange for the issuance of the shares of the Company to AMTD Digital Inc. As of December 31, 2024 and 2025, the carrying amount of the listed equity shares of AMTD Digital Inc. are US$257,661,000 and US$110,550,000, respectively.

In October 2025, the Group entered into a stock lending agreement with a subsidiary of the ultimate holding company, pursuant to which the Group lent certain listed equity shares to the subsidiary of the ultimate holding company, bearing interest at 2% per annum computed based on market value of the listed equity shares. Upon the maturity of the stock lending agreement, the subsidiary of the ultimate holding company is obligated to return all borrowed listed equity shares to the Group.

Certain listed equity shares, unlisted equity shares and movie income right investments are not held for trading. Instead, they are held for medium to long-term strategic purposes. The directors of the Company do not expect to realize these investments within 12 months and, accordingly, these investments are classified as non-current assets.